SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2001

AGILENT TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15405

(Commission File Number)

77-0518772

(IRS Employer Identification No.)

395 Page Mill Road
Palo Alto, CA 94306

(Address of Principal Executive Offices) (Zip Code)

(650) 752-5000

(Registrants’ Telephone Number, Including Area Code)

Item 5. Other Events.

     On August 20, 2001, Agilent Technologies, Inc. reported its third quarter results for the period ended July 31, 2001. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 20, 2001, announcing its third quarter results for the period ended July 31, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Marie Oh Huber

Name: Marie Oh Huber
Title: Vice President, Assistant Secretary and Assistant General Counsel

Date: August 20, 2001

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 20, 2001, announcing its third quarter results for the period ended July 31, 2001.